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                                                                   Exhibit 10.22

                 AMENDMENT NO.  I TO ASSET EXCHANGE AGREEMENT
                 --------------------------------------------

          This Amendment (this "Amendment") to the Asset Exchange Agreement dated as of August 31, 2000 (the "Exchange Agreement") is made as of April 30, 2001 among CUMULUS BROADCASTING INC., a Nevada corporation ("CBI"), CUMULUS WIRELESS SERVICES, INC., a Nevada corporation ("CWS"), CUMULUS LICENSING CORP., a Nevada corporation ("CLC"; and together with CBI and CWS hereinafter referred to collectively as "Cumulus"), the MYRTLE BEACH STATIONS TRUST (the "Trust"), a South Carolina trust established pursuant to a certain Myrtle Beach Stations Trust Agreement, dated as of April 19, 2000, between NMG (as hereinafter defined) and the Trust and NEXTMEDIA OPERATING, INC., a Delaware corporation ("NextMedia").

                                   Recitals
                                   --------

          WHEREAS, NextMedia, the Trust, CBI, CWS and CLC have entered into the Exchange Agreement relating to the like-kind exchange of radio stations WYAK-FM, Surfside Beach, South Carolina (the "Trust Station"), WQSL-FM, Jacksonville, North Carolina ("WQSL") and WXQR-FM, Jacksonville, North Carolina ("WXQR"; and together with WQSL hereinafter referred to collectively as, the "Cumulus Stations");

          WHEREAS, prior to the purchase of the Trust Station by NextMedia Group II, a Delaware corporation ("NMG") and predecessor of NextMedia, the Trust Station had been owned by a number of different entities, one of which was Jones Eastern of the Grand Strand, WYAK-AM-FM Radio ("Jones Eastern");

          WHEREAS, NMG did not purchase the Trust Station directly from Jones Eastern;

          WHEREAS, certain federal taxes have been assessed against Jones Eastern (the "Taxes") which Jones Eastern has not paid, and the Taxes, together with interest thereon, penalties, costs and other additions to the Taxes (collectively, the "Tax Liabilities"), remain due and payable;

          WHEREAS, federal tax liens (the "Tax Liens") have arisen and currently exist in favor of the United States;

          WHEREAS, notices of the Tax Liens were filed with the office of the North Carolina Secretary of State, replications of which are attached as Exhibit
                                                                         -------
A, showing a North Carolina address for Jones Eastern;
-

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          WHEREAS, the assets which are subject to the Tax Liens have been replaced with new assets (the "Exchanged Assets") which are being sold to Cumulus pursuant to the Exchange Agreement; and

          WHEREAS, the assets being sold to Cumulus pursuant to the Exchange Agreement, including WYAK-FM, currently are located in the State of South Carolina.

                                   Agreement
                                   ---------

          NOW THEREFORE BE IT RESOLVED, that taking the foregoing into account, and in consideration of the mutual covenants and agreements set forth herein, the parties, intending to be legally bound, hereby agree to amend the Exchange Agreement as follows:

 Article 9 hereby is amended to add the following representation by NextMedia:
 ----------------------------------------------------------------------------

          9.7   Tax Liabilities.  The assets which are subject to the Tax Liens
                ---------------
(as such term is defined herein) have been replaced with the Exchanged Assets (as such term is defined herein) which are being sold to Cumulus pursuant to the Exchange Agreement. NextMedia further represents and warrants that the Exchanged Assets being sold to Cumulus are not subject to the Tax Liens.

Article 10 hereby is amended to add the following representation by the Trust:
-----------------------------------------------------------------------------

          10.17 Tax Liabilities.  The assets which are subject to the Tax Liens
                ---------------
have been replaced with the Exchanged Assets which are being sold to Cumulus pursuant to the Exchange Agreement. The Trust further represents and warrants that the Exchanged Assets being sold to Cumulus are not subject to the Tax Liens;

     Section 18.2 hereby is amended as follows:
     -----------------------------------------

          18.2. Indemnification.
                ---------------

          (b) From and after the Closing, NextMedia and the Trust shall defend, indemnify and hold harmless Cumulus from and against any and all Damages incurred by Cumulus arising out of or resulting from: (i) any material breach or material default by NextMedia or the Trust under the Exchange Agreement or any other document or amendments delivered pursuant thereto, including but not limited to, this Agreement; (ii) the Trust Retained Obligations or the business or operation of the Trust Station before Closing; or (iii) the NextMedia Assumed Obligations or the business or operation of the Cumulus Stations after Closing; provided, however, that, except for the Expense Provisions (which shall not be subject to such limitations), (i) neither NextMedia nor the Trust shall have liability to Cumulus

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hereunder until, and only to the extent that, Cumulus's aggregate Damages exceed
$50,000 and (ii) the aggregate maximum liability of NextMedia and the Trust hereunder shall be $500,000.00. The parties acknowledge that this indemnification applies to the Agreement as amended hereby.

     FURTHER RESOLVED, that this Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

                   [REMAINDER OF PAGE INTENTIONALLY OMITTED]

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

CUMULUS BROADCASTING, INC.,
a Nevada corporation



By:         /s/ Lew W. Dickey
     ------------------------------------
     Lew W. Dickey

CUMULUS WIRELESS SERVICES, INC.,
a Nevada corporation


By:         /s/ Lew W. Dickey
     ------------------------------------
     Lew W. Dickey

CUMULUS LICENSING CORP.,
a Nevada corporation


By:         /s/ Lew W. Dickey
     ------------------------------------
     Lew W. Dickey

NEXTMEDIA OPERATING, INC.,
a Delaware corporation


By:         /s/ Matthew L. Leibowitz
     ------------------------------------
     Matthew L. Leibowitz, Secretary

MYRTLE BEACH STATIONS TRUST,
a South Carolina Trust


By:         /s/ Mark A. Leopold
     ------------------------------------
     Mark A. Leopold, Trustee

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